                                  AIM ADVISOR
                              LARGE CAP VALUE FUND





[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   JUNE 30, 1998

                     --------------------------------------

                        AIM ADVISOR LARGE CAP VALUE FUND

                                For shareholders

                          who seek a high total return

                                  on investment

                          through capital appreciation

                               and current income,

                                without regard to

                       federal income tax considerations.

                     --------------------------------------



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.

o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.

o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


             MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
   [PHOTO OF       December 31, 1997, equity markets worldwide were still shaken
  Charles T.       by the financial crisis in Asia. By June 30, 1998, the end of
    Bauer,         this six-month reporting period, most markets had recovered
 Chairman of       nicely, with domestic equities producing generous returns and
 the Board of      European markets outpacing the U.S. Only Asian markets
   THE FUND        remained in the doldrums. High-quality bonds have turned in a
 APPEARS HERE]     solid performance with generous real returns.
                       Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest.
                   The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
                       By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances. Even accounting for the steep drop in equities in early August, after the close of this reporting period, equities still have the potential to produce returns above 30% again for the full year. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds(R).
    This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds(R) appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                -----------------------------------------------

                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.

                -----------------------------------------------

The Managers' Overview


DESPITE DIFFICULT MARKET, FUND REGISTERS RESPECTABLE RETURNS


A roundtable discussion with the Fund management team for AIM Advisor Large Cap Value Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------

Q. SOME SEGMENTS OF THE STOCK MARKET POSTED RECORD GAINS WHILE OTHER SEGMENTS LAGGED. HOW DID THE FUND PERFORM?

A. Despite a challenging market environment, your Fund registered respectable returns. For the six months ended June 30, 1998, cumulative total return was 10.29% for Class A shares and 9.84% for Class C shares. Class B shares commenced sales on March 3, 1998, and had a cumulative total return of 3.40%.
        For the reporting period, the Fund underperformed the broader market as measured by the Standard & Poor's Composite Index of 500 stocks (S&P 500). The Fund's performance relative to the S&P 500 was hurt by investor preference for the stocks of companies that were expected to experience rapid earnings growth. Your Fund invests primarily in equities that are undervalued relative to the rest of the market, and these value stocks were somewhat out of favor during the reporting period.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

For periods ended 6/30/98, including sales charges

CLASS A SHARES

1 Year                             15.58%*

Inception (12/31/96)               23.56

*22.32% excluding sales charges

CLASS C SHARES

1 Year                             20.36**

5 Years                            19.08

10 Years                           15.22

**21.36% excluding sales charges

CLASS B SHARES commenced sales March 3, 1998. Their cumulative total return from then through June 30, 1998 was -1,60% including the maximum applicable sales charge, 3.40% excluding sales charges.
================================================================================

Q. WHAT WERE SOME OF THE MAJOR THEMES IN THE STOCK MARKET DURING THE REPORTING PERIOD?

A. When the reporting period opened, the stock market was languishing over concerns about the economic problems in Asia. However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates-two forces that could potentially undermine corporate profits-continued to be low. Consequently, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and set a record in May.
        In the final weeks of the reporting period, however, concerns resurfaced about the Asian crisis and its potential impact on corporate profits. Weak Asian demand helped push the U.S. trade deficit to record levels. In this environment, the stock market faltered, and the DJIA ended the reporting period slightly below its record level.

Q.  HOW DID LARGE-CAP STOCKS FARE?

A. Large-cap stocks were the undisputed market leaders throughout the reporting period. And while large-cap stocks comprised 82% of the Fund's holdings, our emphasis was on value stocks, which were generally less coveted than growth stocks. In the uncertain market environment created by the Asian crisis, investors gravitated to the stocks of large, well-known companies with more predictable earnings-firms such as Merck & Co., Inc., International Business Machines Corp., and Exxon Corp., which were represented in the Fund's portfolio. Additionally, foreign investors, who began shifting more assets into the U.S. stock market, were attracted to the equities of larger companies with global reputations.
    Within the spectrum of large-cap stocks, the top-performing industry sectors included technology and consumer cyclicals-a broad category that includes textiles, automobiles, and certain retailers. The Fund's performance was enhanced by its overweighting in the consumer-cyclical sector and hurt by its underweighting in the technology sector relative to the S&P 500.
        As of June 30, 1998, the Fund's top holdings included: financials, 19%; consumer cyclicals, 18%; and technology, 11%.

Q.  WHAT MADE FINANCIAL COMPANY STOCKS ATTRACTIVE?

A. The financial sector continued to benefit from declining interest rates, low inflation, and a vibrant stock market as well as an ongoing series of mergers and acquisitions. For example, Morgan Stanley, Dean Witter, Discover & Co., the Fund's top holding, is a product of a 1997 merger between investment bank Morgan Stanley and retail-brokerage firm Dean Witter, Discover & Co. The stock of the combined company has performed very well for the Fund.
        Other financial stocks in the portfolio that have recorded solid gains include Jefferson-Pilot Corp., First Union Corp., and National City Corp.

Q.  WHAT PROMPTED THE SOLID PERFORMANCE OF CONSUMER-CYCLICAL STOCKS?

A. Declining unemployment, rising wages, and falling mortgage rates translated into increased consumer spending. Retail sales rose every month during the reporting period, and that was good news for consumer-cyclical sector. Simulta-




          See important fund and index disclosures inside front cover.

PORTFOLIO HOLDINGS

As of 6/30/98, based on total net assets

=========================================================================================================================
  TOP 10 EQUITY HOLDINGS                                          TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
  1. Morgan Stanley, Dean Witter, Discover & Co.    2.29%          1. Oil (International Integrated)                 6.69%

  2. Dun & Bradstreet Corp.                         2.23           2. Financial (Diversified)                        5.99

  3. Chrysler Corp.                                 2.23           3. Banks (Money Center)                           5.34

  4. Merck & Co., Inc.                              2.04           4. Electric Companies                             4.31

  5. Schering-Plough Corp.                          2.00           5. Health Care (Drugs-Major Pharmaceuticals)      4.05

  6. National City Corp.                            1.97           6. Insurance (Property-Casualty)                  4.00

  7. UST, Inc.                                      1.96           7. Computers (Hardware)                           3.55

  8. Electronic Data Systems Corp.                  1.95           8. Computers (Software & Services)                3.32

  9. First Chicago N.B.D. Corp.                     1.89           9. Health Care (Diversified)                      3.12

 10. Exxon Corp.                                    1.83          10. Tobacco                                        2.91

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=========================================================================================================================




    neously, wholesale prices dropped-another positive development for retailers.
        One stock that we found particularly attractive was Lowe's Companies, Inc., the world's second-largest marketer of home-improvement products. The company reported a dramatic 21% increase in sales in June 1998. We purchased the stock at a relatively low price, and it has soared since then.
        The Fund also benefited from owning the stocks of Maytag Co., J.C. Penney Co., Inc., and Chrysler Corp.

Q.  WHY WAS THE PERFORMANCE OF TECHNOLOGY STOCKS SO STRONG?

A. Several factors contributed to the strong showing of technology stocks, including the rapid growth of the Internet as a medium of commerce, communication, and entertainment. That's giving a boost to companies that are involved in creating technologies to make the Internet more accessible and easier to use for a wider variety of functions. The solid performance of Internet-company stocks, particularly toward the end of the reporting period, gave a boost to the entire technology sector. Technology companies also are continuing to benefit from the ongoing efforts to solve the so-called millennium problem-the need to reprogram older computers to recognize the Year 2000.
        Technology stocks that we liked included Sun Microsystems, Inc., the third-largest independent software company in the world. The company's Java programming language is widely used for creating graphics on the Internet. Other technology stocks that performed well for the Fund were Lockheed Martin Corp., Compaq Computer Corp., and Hewlett-Packard Co.

Q.  WHAT OTHER STOCKS POSTED IMPRESSIVE RETURNS FOR THE FUND?

A. Although oil-company stocks were generally hurt by falling petroleum prices, we were pleased with the performance of our stock selections in this sector. The Fund's oil-company holdings included Royal Dutch Petroleum Co., Amoco Corp., and Repsol, S.A.
        In the health-care sector, the Fund benefited from owning the stocks of Abbott Laboratories, and Schering-Plough Corp.

Q.  WHAT IS YOUR OUTLOOK?

A. In the U.S., the economic conditions are favorable for stocks. If inflation remains low, the Federal Reserve Board (the Fed), which has left monetary policy unchanged for more than a year, will be less likely to raise interest rates. However, Fed Chairman Alan Greenspan, speaking to Congress in July, warned that the tight labor market could eventually accelerate inflation. That could cause the Fed to tighten monetary policy and adversely affect stocks.
        Investors have displayed a willingness to pay premium prices for the highly liquid stocks of the very largest companies-the so-called "mega-caps." At some point, investors could shift their focus to the more reasonably priced stocks in the large- and mid-cap arenas. Such a development could prove beneficial for the Fund and its value-oriented approach to stock selection.





          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS-95.54%

AEROSPACE/DEFENSE-2.03%

Lockheed Martin Corp.                   24,360   $    2,579,115
---------------------------------------------------------------
Precision Castparts Corp.               28,500        1,521,188
---------------------------------------------------------------
                                                      4,100,303
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.14%

Archer-Daniels-Midland Co.              14,450          279,969
---------------------------------------------------------------

AIRLINES-1.28%

Southwest Airlines Co.                  87,500        2,592,188
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.63%

Cooper Tire & Rubber Co.                62,000        1,278,750
---------------------------------------------------------------

AUTOMOBILES-2.23%

Chrysler Corp.                          80,000        4,510,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.97%

National City Corp.                     56,000        3,976,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-5.34%

First Chicago N.B.D. Corp.              43,000        3,810,875
---------------------------------------------------------------
First Union Corp.                       60,000        3,495,000
---------------------------------------------------------------
NationsBank Corp.                       45,674        3,494,061
---------------------------------------------------------------
                                                     10,799,936
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.05%

PepsiCo, Inc.                           51,600        2,125,275
---------------------------------------------------------------

CHEMICALS-1.54%

Air Products and Chemicals, Inc.        43,400        1,736,000
---------------------------------------------------------------
Dow Chemical Co. (The)                  14,300        1,382,631
---------------------------------------------------------------
                                                      3,118,631
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.55%

Compaq Computer Corp.                   67,900        1,926,663
---------------------------------------------------------------
Hewlett-Packard Co.                     23,800        1,425,025
---------------------------------------------------------------
International Business Machines
  Corp.                                 16,500        1,894,406
---------------------------------------------------------------
Sun Microsystems, Inc.(a)               44,300        1,924,281
---------------------------------------------------------------
                                                      7,170,375
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.32%

Computer Associates
  International, Inc.                   50,100        2,783,681
---------------------------------------------------------------
Electronic Data Systems Corp.           98,300        3,932,000
---------------------------------------------------------------
                                                      6,715,681
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CONSTRUCTION (CEMENT & AGGREGATES)-1.37%

Vulcan Materials Co.                    25,900   $    2,763,206
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.67%

SUPERVALU, INC.                         76,000        3,372,500
---------------------------------------------------------------

ELECTRIC COMPANIES-4.31%

Cinergy Corp.                           61,000        2,135,000
---------------------------------------------------------------
Entergy Corp.                          120,000        3,450,000
---------------------------------------------------------------
Texas Utilities Co                      75,000        3,121,875
---------------------------------------------------------------
                                                      8,706,875
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.35%

Emerson Electric Co.                    30,000        1,811,250
---------------------------------------------------------------
General Electric Co.                    32,200        2,930,200
---------------------------------------------------------------
                                                      4,741,450
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.15%

Raytheon Co.                            39,400        2,329,525
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.99%

American General Corp.                  48,600        3,459,713
---------------------------------------------------------------
Fannie Mae                              40,000        2,430,000
---------------------------------------------------------------
MGIC Investment Corp.                   27,700        1,580,631
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        50,750        4,637,281
---------------------------------------------------------------
                                                     12,107,625
---------------------------------------------------------------

FOODS-1.62%

H.J. Heinz Co.                          58,350        3,274,894
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.12%

Abbott Laboratories                     71,200        2,910,300
---------------------------------------------------------------
American Home Products Corp.            65,800        3,405,150
---------------------------------------------------------------
                                                      6,315,450
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%

Merck & Co., Inc.                       30,900        4,132,875
---------------------------------------------------------------
Schering-Plough Corp.                   44,200        4,049,825
---------------------------------------------------------------
                                                      8,182,700
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.37%

Columbia/HCA Healthcare Corp.           95,200        2,772,700
---------------------------------------------------------------

HOUSEHOLD FURNITURE AND APPLIANCES-0.94%

Maytag Corp.                            38,600        1,905,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOUSEHOLD PRODUCTS (NON-DURABLE)-0.86%

Kimberly-Clark Corp.                    37,900   $    1,738,663
---------------------------------------------------------------

HOUSEWARES-0.95%

Fortune Brands, Inc.                    50,000        1,921,875
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.93%

Jefferson-Pilot Corp.                   36,000        2,085,750
---------------------------------------------------------------
Torchmark Corp.                         39,700        1,816,275
---------------------------------------------------------------
                                                      3,902,025
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-4.00%

Chubb Corp.                             25,000        2,009,375
---------------------------------------------------------------
General Re Corp.                        13,500        3,422,250
---------------------------------------------------------------
Old Republic International Corp.        33,200          973,175
---------------------------------------------------------------
SAFECO Corp.                            37,000        1,681,188
---------------------------------------------------------------
                                                      8,085,988
---------------------------------------------------------------

IRON & STEEL-0.43%

Nucor Corp.                             19,000          874,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.69%

Caterpillar Inc.                        33,600        1,776,600
---------------------------------------------------------------
Dover Corp.                             48,000        1,644,000
---------------------------------------------------------------
                                                      3,420,600
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.77%

Hanson PLC-ADR (United Kingdom)         61,000        1,849,063
---------------------------------------------------------------
Textron, Inc.                           24,000        1,720,500
---------------------------------------------------------------
                                                      3,569,563
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.78%

Federal Signal Corp.                    82,000        1,993,625
---------------------------------------------------------------
York International Corp.                36,700        1,598,744
---------------------------------------------------------------
                                                      3,592,369
---------------------------------------------------------------

METALS MINING-0.79%

Phelps Dodge Corp.                      27,800        1,589,813
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.99%

Pitney Bowes, Inc.                      41,400        1,992,375
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-6.69%

Amoco Corp.                             49,200        2,047,950
---------------------------------------------------------------
Exxon Corp.                             52,000        3,708,250
---------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 60,000        3,300,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Royal Dutch Petroleum Co.-New
  York Shares-ADR (Netherlands)         59,600   $    3,266,825
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Argentina)                           40,000        1,202,500
---------------------------------------------------------------
                                                     13,525,525
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.70%

Westvaco Corp.                          50,000        1,412,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.88%

IKON Office Solutions, Inc.             79,200        1,153,350
---------------------------------------------------------------
Xerox Corp.                             26,000        2,642,250
---------------------------------------------------------------
                                                      3,795,600
---------------------------------------------------------------

RAILROADS-0.90%

Norfolk Southern Corp.                  60,700        1,809,618
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.90%

Lowe's Companies, Inc.                  79,000        3,204,438
---------------------------------------------------------------
Sherwin-Williams Co                     80,000        2,650,000
---------------------------------------------------------------
                                                      5,854,438
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.43%

J.C. Penney Co., Inc.                   40,000        2,892,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-1.04%

Rite Aid Corp.                          55,900        2,099,743
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.25%

Cognizant Corp.                         40,000        2,520,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.23%

Dun & Bradstreet Corp.                 125,000        4,515,624
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.95%

First Data Corp.                        57,800        1,925,462
---------------------------------------------------------------

SPECIALTY PRINTING-1.20%

Deluxe Corp.                            68,000        2,435,250
---------------------------------------------------------------

TELEPHONE-1.67%

Telefonos de Mexico S.A.-ADR
  (Mexico)                              40,800        1,960,950
---------------------------------------------------------------
US West, Inc.                           30,000        1,410,000
---------------------------------------------------------------
                                                      3,370,950
---------------------------------------------------------------

TEXTILES (APPAREL)-2.58%

Liz Claiborne, Inc.                     60,400        3,155,900
---------------------------------------------------------------
VF Corp.                                40,000        2,060,000
---------------------------------------------------------------
                                                      5,215,900
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TEXTILES (SPECIALTY)-1.00%

Unifi, Inc.                             59,000   $    2,020,750
---------------------------------------------------------------

TOBACCO-2.91%

Philip Morris Companies, Inc.           48,500        1,909,687
---------------------------------------------------------------
UST, Inc.                              147,000        3,969,000
---------------------------------------------------------------
                                                      5,878,687
---------------------------------------------------------------
    Total Common Stocks (Cost - $127,849,362)    $  193,099,726
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

REPURCHASE AGREEMENT-4.55%(b)

Dean Witter Reynolds, Inc.,
  6.10%, 07/01/98(c) (Cost
  $9,207,735)                      $ 9,207,735   $    9,207,735
---------------------------------------------------------------
TOTAL INVESTMENTS-100.09%                           202,307,461
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.09%)                                  (188,246)
---------------------------------------------------------------
NET ASSETS-100.00%                               $  202,119,215
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investments companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 6/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

ADR -- American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $137,057,097)                              $202,307,461
---------------------------------------------------------
Receivables for:
  Capital stock sold                              192,903
---------------------------------------------------------
  Interest and dividends                          346,214
---------------------------------------------------------
Investment for deferred compensation plan           3,117
---------------------------------------------------------
Other assets                                        3,470
---------------------------------------------------------
    Total assets                              202,853,165
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                         86,208
---------------------------------------------------------
  Deferred compensation plan                        3,117
---------------------------------------------------------
Accrued advisory fees                             122,830
---------------------------------------------------------
Accrued operating services fees                    31,096
---------------------------------------------------------
Accrued distribution fees                         469,659
---------------------------------------------------------
Accrued directors' fees and expenses               21,040
---------------------------------------------------------
    Total liabilities                             733,950
---------------------------------------------------------
Net assets applicable to shares outstanding  $202,119,215
=========================================================

NET ASSETS:

Class A                                      $ 12,642,733
=========================================================
Class B                                      $  5,234,137
=========================================================
Class C                                      $184,242,345
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     475,530
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     197,828
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,966,117
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      26.59
---------------------------------------------------------
  Offering price per share:
    (Net asset value of
     $26.59 divided by 94.50%)               $      28.14
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $      26.46
=========================================================
Class C:

  Net asset value and offering price per
    share                                    $      26.45
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


INVESTMENT INCOME:

Interest                                     $   216,505
--------------------------------------------------------
Dividends (net of $8,046 foreign
  withholding tax)                             1,930,469
--------------------------------------------------------
    Total investment income                    2,146,974
--------------------------------------------------------

EXPENSES:

Advisory fees                                    705,603
--------------------------------------------------------
Operating services fees                          423,323
--------------------------------------------------------
Directors' fees and expenses                       4,913
--------------------------------------------------------
Distribution fees-Class A                         14,354
--------------------------------------------------------
Distribution fees-Class B                          5,094
--------------------------------------------------------
Distribution fees-Class C                        894,697
--------------------------------------------------------
    Total expenses                             2,047,984
--------------------------------------------------------
Less: Fees waived by advisor                     (46,665)
--------------------------------------------------------
    Net expenses                               2,001,319
--------------------------------------------------------
Net investment income                            145,655
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  19,585,057
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    (2,285,927)
--------------------------------------------------------
    Net gain on investment securities         17,299,130
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $17,444,785
========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1998           1997
                                                              ------------   -------------
OPERATIONS:

  Net investment income                                       $    145,655   $     45,808
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  19,585,057     17,674,268
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (2,285,927)    24,024,117
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        17,444,785     41,744,193
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (6,926)
------------------------------------------------------------------------------------------
  Class C                                                               --        (10,706)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --       (415,931)
------------------------------------------------------------------------------------------
  Class C                                                               --    (17,806,373)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        6,920,363      5,055,769
------------------------------------------------------------------------------------------
  Class B                                                        5,158,619             --
------------------------------------------------------------------------------------------
  Class C                                                       (4,632,379)    11,252,055
------------------------------------------------------------------------------------------
    Net increase in net assets                                  24,891,388     39,812,081
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          177,227,827    137,415,746
------------------------------------------------------------------------------------------
  End of period                                               $202,119,215   $177,227,827
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $113,374,324   $105,927,721
------------------------------------------------------------------------------------------
  Undistributed net investment income                              151,616          5,961
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    23,342,911      3,757,854
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              65,250,364     67,536,291
------------------------------------------------------------------------------------------
                                                              $202,119,215   $177,227,827
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The new Class B shares commenced sales on March 3, 1998. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1998, AIM was paid $382,286 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through June 30, 1998, AIM voluntarily waived operating services fees in the amount of $42,564.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through June 30, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $10,253, $5,094 and $894,697, respectively, as compensation under the Plans. During the six months ended June 30, 1998, AIM Distributors waived fees of $4,101 for the Class A shares.
  AIM Distributors received commissions of $19,399 from sales of Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received commissions of $20,962 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,171 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998, was $47,520,252 and $44,091,244, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $68,642,452
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (3,392,088)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $65,250,364
=============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                              JUNE 30,                DECEMBER 31,
                                1998                      1997
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       --------   ------------   --------   ------------
Sold:
  Class A               322,172   $  8,310,921    198,806   $  4,859,057
------------------     --------   ------------   --------   ------------
  Class B**             199,036      5,190,418         --             --
------------------     --------   ------------   --------   ------------
  Class C               386,726      9,974,419    745,080     17,246,229
------------------     --------   ------------   --------   ------------
Issued as
  reinvestment of
  dividends:
------------------     --------   ------------   --------   ------------
  Class A                    --             --     15,389        365,541
------------------     --------   ------------   --------   ------------
  Class C                    --             --    683,868     16,255,395
------------------     --------   ------------   --------   ------------
Reacquired:
  Class A               (54,041)    (1,390,558)    (6,796)      (168,829)
------------------     --------   ------------   --------   ------------
  Class B**              (1,208)       (31,799)        --             --
------------------     --------   ------------   --------   ------------
  Class C              (573,912)   (14,606,798)  (955,477)   (22,249,569)
------------------     --------   ------------   --------   ------------
                        278,773   $  7,446,603    680,870   $ 16,307,824
==================     ========   ============   ========   ============

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales on March 3, 1998.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through June 30, 1998 and for a share of Class C capital stock outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997.

                                                                     CLASS A(a)           CLASS B
                                                              ------------------------    --------
                                                              JUNE 30,    DECEMBER 31,    JUNE 30,
                                                                1998        1997(b)         1998
                                                              --------    ------------    --------
Net asset value, beginning of period                          $ 24.11       $ 20.57       $ 25.59
------------------------------------------------------------  -------       -------       -------
Income from investment operations:
  Net investment income                                          0.11(c)       0.23(c)       0.02(c)
------------------------------------------------------------  -------       -------       -------
  Net gains on securities (both realized and unrealized)         2.37          6.17          0.85
------------------------------------------------------------  -------       -------       -------
    Total from investment operations                             2.48          6.40          0.87
------------------------------------------------------------  -------       -------       -------
Less distributions:
  Dividends from net investment income                             --         (0.15)           --
------------------------------------------------------------  -------       -------       -------
  Distributions from net realized gains                            --         (2.71)           --
------------------------------------------------------------  -------       -------       -------
    Total distributions                                            --         (2.86)           --
------------------------------------------------------------  -------       -------       -------
Net asset value, end of period                                $ 26.59       $ 24.11       $ 26.46
------------------------------------------------------------  -------       -------       -------
Total return(d)                                                 10.29%        31.66%         3.40%
------------------------------------------------------------  -------       -------       -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,643       $ 5,000       $ 5,234
============================================================  =======       =======       =======
Ratio of expenses to average net assets(e)                       1.41%(f)      1.46%         2.16%(f)
============================================================  =======       =======       =======
Ratio of net investment income to average net assets(g)          0.88%(f)      0.77%         0.13%(f)
============================================================  =======       =======       =======
Portfolio turnover rate                                            24%           34%           24%
============================================================  =======       =======       =======
Average brokerage commission rate(h)                          $0.0548       $0.0538       $0.0548
============================================================  =======       =======       =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 1.55% (annualized) and 1.56% for 1998-1997 for Class A and 2.21% (annualized) for 1998 for Class B.
(f) Ratios are annualized and based on average net assets of $8,270,424 and $1,549,614 for Class A and Class B, respectively.
(g) After fee waivers and/or reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or reimbursement were 0.74% (annualized) and 0.67% for 1998-1997 for Class A and 0.08% (annualized) for 1998 for Class B.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                                                          CLASS C(a)
                                                              -------------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                              JUNE 30,     ------------------------------------------------------
                                                                1998       1997(b)        1996       1995       1994       1993
                                                              --------     --------     --------   --------   --------   --------
Net asset value, beginning of period                          $ 24.08      $  20.57     $  17.60   $  13.96   $  14.90   $  15.82
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
Income from investment operations:
  Net investment income                                          0.02(c)       0.01(c)      0.05       0.10       0.09       0.10
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
  Net gains on securities (both realized and unrealized)         2.35          6.21         2.97       4.11       0.32       1.35
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
    Total from investment operations                             2.37          6.22         3.02       4.21       0.41       1.45
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                             --            --        (0.05)     (0.10)     (0.09)     (0.10)
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
  Distributions from net realized gains                            --         (2.71)          --      (0.47)     (1.26)     (2.27)
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
    Total distributions                                            --         (2.71)       (0.05)     (0.57)     (1.35)     (2.37)
------------------------------------------------------------  --------     --------     --------   --------   --------   --------
Net asset value, end of period                                $ 26.45      $  24.08     $  20.57   $  17.60   $  13.96   $  14.90
============================================================  =======      ========     =========  ========   ========   ========
Total return(d)                                                  9.84%        30.66%       17.17%     30.28%      2.69%      9.16%
============================================================  =======      ========     =========  ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $184,242     $172,228     $137,416   $113,573   $ 77,929   $ 86,659
============================================================  =======      ========     =========  ========   ========   ========
Ratio of expenses to average net assets(e)                       2.16%(f)      2.21%        2.26%      2.28%      2.25%      2.25%
============================================================  =======      ========     =========  ========   ========   ========
Ratio of net investment income to average net assets(g)          0.13%(f)      0.02%        0.24%      0.64%      0.61%      0.62%
============================================================  =======      ========     =========  ========   ========   ========
Portfolio turnover rate                                            24%           34%          19%        17%        21%        47%
============================================================  =======      ========     =========  ========   ========   ========
Average brokerage commission rate(h)                          $0.0548      $ 0.0538     $ 0.0590        N/A        N/A        N/A
============================================================  =======      ========     =========  ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 2.21% (annualized) for 1998 and 2.25% for 1993.
(f) Ratios are annualized and based on average net assets of $180,422,241.
(g) After fee waivers and/or reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or reimbursement were 0.08% (annualized) for 1998 and 0.62% for 1993.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Directors & Officers


BOARD OF DIRECTORS                         OFFICERS                                       OFFICE OF THE FUND

Charles T. Bauer                           Charles T. Bauer                               11 Greenway Plaza
Chairman                                   Chairman                                       Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                           Robert H. Graham
Bruce L. Crockett                          President                                      INVESTMENT ADVISOR
Director
ACE Limited;                               John J. Arthur                                 A I M Advisors, Inc.
Formerly Director, President, and          Senior Vice President and Treasurer            11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                         Carol F. Relihan                               Houston, TX 77046
                                           Senior Vice President and Secretary
Owen Daly II                                                                              SUB-ADVISOR
Director                                   Gary T. Crum
Cortland Trust Inc.                        Senior Vice President                          INVESCO Capital Management, Inc.
                                                                                          1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                         Dana R. Sutton                                 Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;       Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                     TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and   Robert G. Alley
President, Mercantile Bankshares           Vice President                                 A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Jack Fields                                Stuart W. Coco                                 Houston, TX 77210-4739
Chief Executive Officer                    Vice President
Texana Global, Inc.;                                                                      CUSTODIAN
Formerly Member                            Melville B. Cox
of the U.S. House of Representatives       Vice President                                 State Street Bank and Trust Company
                                                                                          225 Franklin Street
Carl Frischling                            Karen Dunn Kelley                              Boston, MA 02110
Partner                                    Vice President
Kramer, Levin, Naftalis & Frankel                                                         COUNSEL TO THE FUND
                                           Jonathan C. Schoolar
Robert H. Graham                           Vice President                                 Ballard Spahr
President and Chief Executive Officer                                                     Andrews & Ingersoll, LLP
A I M Management Group Inc.                Renee A. Friedli                               1735 Market Street
                                           Assistant Secretary                            Philadelphia, PA 19103
Lewis F. Pennock
Attorney                                   P. Michelle Grace                              COUNSEL TO THE DIRECTORS
                                           Assistant Secretary
Ian W. Robinson                                                                           Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive             Jeffrey H. Kupor                               919 Third Avenue
Vice President and                         Assistant Secretary                            New York, NY 10022
Chief Financial Officer
Bell Atlantic Management                   Nancy L. Martin                                DISTRIBUTOR
Services, Inc.                             Assistant Secretary
                                                                                          A I M Distributors, Inc.
Louis S. Sklar                             Ofelia M. Mayo                                 11 Greenway Plaza
Executive Vice President                   Assistant Secretary                            Suite 100
Hines Interests                                                                           Houston, TX 77046
Limited Partnership                        Lisa A. Moss
                                           Assistant Secretary

                                           Kathleen J. Pflueger
                                           Assistant Secretary

                                           Samuel D. Sirko
                                           Assistant Secretary

                                           Stephen I. Winer
                                           Assistant Secretary

                                           Mary J. Benson
                                           Assistant Treasurer

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU



o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


               -------------------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

               -------------------------------------------------

                                          THE AIM FAMILY OF FUNDS--Registered Trademark--

                                          GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS

                                          AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund
                                          AIM Blue Chip Fund                       AIM Asian Growth Fund
                                          AIM Capital Development Fund             AIM Developing Markets Fund(2)
                                          AIM Constellation Fund                   AIM Emerging Markets Fund(2)
                                          AIM Mid Cap Growth Fund(2)               AIM Europe Growth Fund(2)
                                          AIM Select Growth Fund(3)                AIM European Development Fund
         [PHOTO OF                        AIM Small Cap Equity Fund(2)             AIM International Equity Fund
     11 GREENWAY PLAZA                    AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)
       APPEARS HERE]                      AIM Value Fund AIM Weingarten Fund       AIM Japan Growth Fund(2)
                                                                                   AIM Latin American Growth Fund(2)
                                          GROWTH & INCOME FUNDS                    AIM New Pacific Growth Fund(2)

                                          AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
                                          AIM Advisor Large Cap Value Fund
                                          AIM Advisor MultiFlex Fund               AIM Global Aggressive Growth Fund
                                          AIM Advisor Real Estate Fund             AIM Global Growth Fund
                                          AIM America Value Fund(2)                AIM Worldwide Growth Fund(2)
                                          AIM Balanced Fund
                                          AIM Charter Fund                         GLOBAL GROWTH & INCOME FUNDS

                                          INCOME FUNDS                             AIM Global Growth & Income Fund(2)
                                                                                   AIM Global Utilities Fund
                                          AIM Floating Rate Fund(2)
                                          AIM High Yield Fund                      GLOBAL INCOME FUNDS
                                          AIM Income Fund
                                          AIM Intermediate Government Fund         AIM Global Government Income Fund(2)
                                          AIM Limited Maturity Treasury Fund       AIM Global High Income Fund(2)
                                                                                   AIM Global Income Fund
                                          TAX-FREE INCOME FUNDS                    AIM Strategic Income Fund(2)

                                          AIM High Income Municipal Fund           THEME FUNDS
                                          AIM Municipal Bond Fund
                                          AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Consumer Products and Services Fund(2)
                                          AIM Tax-Free Intermediate Fund           AIM Global Financial Services Fund(2)
                                                                                   AIM Global Health Care Fund(2)
                                          MONEY MARKET FUNDS                       AIM Global Infrastructure Fund(2)
                                                                                   AIM Global Resources Fund(2)
                                          AIM Dollar Fund(2)                       AIM Global Telecommunications Fund(2)
                                          AIM Money Market Fund                    AIM New Dimension Fund(2)
                                          AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

   INVEST WITH DISCIPLINE(SM)